UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) November 2, 2000
           -----------------------------------------------------------

                              Communicate.com Inc.
                              --------------------
             (Exact name of registrant as specified in its chapter)

          Nevada                     000-29929                      88-0346310
          ------                     ---------                      ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


                  360-220 Cambie Street, Vancouver, BC V6B 2M9
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (604) 687-2142
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

         Item 4. Changes in Registrant's Certifying Accountant
         -----------------------------------------------------

         On November 6, 2000, the Company retained LaBonte & Co. as its independent public accountants, replacing Considine & Considine. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended December 31, 1999 and September 30, 1999 and 1998, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by Considine & Considine. During the two fiscal years ended December 31, 1999 and September 30, 1999, and through the date of the replacement, there were not any disagreements with Considine & Considine on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of Considine & Considine, would have caused them to make a reference to the subject matter of the disagreements in connection with their last report, nor were there any "reportable events" as defined by the Securities and Exchange Commission. During the two fiscal years ended December 31, 1999 and September 30, 1999, and until the date of their retention, the Company had not consulted with La Bonte & Co. on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events.

         Item 7. Financial Statements and Exhibits
         -----------------------------------------

         Exhibits
         --------

         Letter from Considine & Considine, dated November 8, 2000.

         Item 8.  Change in Fiscal Year.
         -------------------------------

         In a Current Report filed on July 25, 2000 (the "July 25 Report"), the Company reported that it had elected to change its fiscal year from the twelve month period ending December 31 to the twelve month period ending June 30, effective for the year ending June 30, 2000. This change was proposed in anticipation of the acquisition by the Company of control of Communicate.com Inc., an Alberta corporation. Since the date of the July 25 Report, the Company has been unable to consummate this transaction, and while it continues to neogitiate an acquisition of control of Communicate.com Inc., there can be no assurance that it will consummate such an acquisition. Consequently, on November 2, 2000, the Board of Directors of the Company elected to retain its original fiscal year of December 31 so as to facilitate timely and accurate financial reporting. Contemporaneously herewith, the Company is filing a quarterly report on Form 10-QSB for the six month period ending June 30, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Communicate.com Inc. has duly caused this report to be signed on its behalf by the undersigned, who is duly authorized.

                                                           COMMUNICATE.COM INC.

         Dated:  November 9, 2000                          By: /s/ Graham Heal
                                                           ---------------------
                                                           Graham Heal, Director